UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2003

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 542-0500

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     See attached Exhibit Index.

Item 9. Regulation FD Disclosure.

     On March 26, 2003, SanDisk Corporation filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying the report were certifications of SanDisk’s Chief Executive Officer, Eli Harari, and Chief Financial Officer, Michael Gray, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350. A copy of each of the certifications is attached hereto as an Exhibit.

     The foregoing certifications are being furnished solely to accompany SanDisk’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and are not being filed either as part of that Annual Report on Form 10-K or as a separate disclosure statement, and are not to be incorporated by reference into that Annual Report on Form 10-K or any other filing of SanDisk, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibit hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SanDisk Corporation

Date: March 26, 2003	By: /s/ Michael Gray

Name: Michael Gray Title: Chief Financial Officer

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Exhibit Index

Exhibit	Description

99.1	Certification of the Chief Executive Officer, Eli Harari, of SanDisk Corporation pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; and

Certification of the Chief Financial Officer, Michael Gray, of SanDisk Corporation pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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